UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 13, 2011
CRACKER BARREL OLD COUNTRY STORE, INC.
(Exact Name of Registrant as Specified in its Charter)

Tennessee	0-25225	62-1749513

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
305 Hartmann Drive, Lebanon, Tennessee 37087
(Address of Principal Executive Offices) (Zip code)
(615) 444-5533
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On September 13, 2011, Cracker Barrel Old Country Store, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the Company’s fiscal 2011 and fiscal 2011 fourth quarter results of operations and initial outlook for fiscal 2012. A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.
     The Press Release also announced that the Company’s Board of Directors had declared a quarterly dividend of $0.25 per share payable on November 7, 2011 to shareholders of record on October 21, 2011 and had approved a new share repurchase program for shares of the Company’s common stock having an aggregate value of up to $65.0 million. A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated September 13, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 13, 2011	CRACKER BARREL OLD COUNTRY STORE, INC.
	By:	/s/ Lawrence E. Hyatt
		Name:	Lawrence E. Hyatt
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated September 13, 2011